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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 25, 2003
                                                          --------------



                             NESCO Industries, Inc.
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             (Exact name of registrant as specified in its charter)



         Nevada                          000-28307               13-3709558
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(State or other jurisdiction            (Commission             (IRS Employer
 of Incorporation)                      File Number)         Identification No.)



22-09 Queens Plaza North, Long Island City, New York                 11101
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     (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code            718/752-2400
                                                     ---------------------------



________________________________________________________________________________
          (Former name or former address, if changed since last report)


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Item 5.       Other Events.

On June 25, 2003, NESCO Industries, Inc. ("Company") and its wholly-owned subsidiary National Abatement Corporation ("NAC") engaged Michael J. Caputo to serve as their interim President and Principal Executive and Financial Officer. Mr. Caputo was engaged primarily to wind up the operations and business affairs of NAC, including the pending federal indictment, and prepare and file with the Commission the Company's annual report on Form 10-KSB. Mr. Caputo's engagement is scheduled to terminate upon the earlier to occur of September 15, 2003, or the completion of the objectives for which he was primarily engaged.

Mr. Caputo has held various positions with the Company and NAC since 1988, including interim President, Chief Operating Officer and Director of the Company and Vice President of NAC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    NESCO INDUSTRIES, INC.


Dated: June 26, 2003                            By: Michael J. Caputo
                                                    ----------------------------
                                                    Michael J. Caputo
                                                    President













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